Income Taxes (Details) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Taxes (Details) [Line Items]
Tax rate	25.00%	25.00%	25.00%
Net operating loss carry forwards	$ 9,675,383
Operating loss carry forwards expiry	2025
nrecognized tax benefits	$ 0	$ 0
Uncertain tax position, description	According to the PRC Tax Administration and Collection Law, the statute of limitations is three years if the underpayment of taxes is due to computational errors made by the taxpayer or its withholding agent. The statute of limitations extends to five years under special circumstances, which are not clearly defined. In the case of a related party transaction, the statute of limitations is ten years.
Lianluo Connection [Member]
Income Taxes (Details) [Line Items]
Tax rate	25.00%